Exhibit 99.1

OPTIMER PHARMACEUTICALS, INC.
COMMON STOCK
PURCHASE AGREEMENT

THIS COMMON STOCK PURCHASE AGREEMENT (the “Agreement”) is made as of the 24th day of July, 2008, by and among Optimer Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the investor listed on the signature page hereto (the “Investor”).

THE PARTIES HEREBY AGREE AS FOLLOWS:

1.                                      Purchase and Sale of Stock.

1.1                               Sale and Issuance of Common Stock.

(a)                                  On or prior to the Closing (as defined below), the Company shall have authorized the sale and issuance to the Investor of an aggregate of 300,000 shares of the Company’s common stock, $0.001 par value (the “Common Stock”), at a purchase price of $8.48 per share (the “Per Share Purchase Price”).

(b)                                 Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to such Investor at the Closing, that number of shares of the Company’s Common Stock set forth opposite the Investor’s name on the signature page hereto, at the Per Share Purchase Price (the “Stock”).

1.2                               Closing.  The purchase and sale of the Stock shall take place at the offices of Cooley Godward Kronish LLP located at 4401 Eastgate Mall, San Diego, California at 7:00 a.m., on July 28, 2008, or at such other time and place as the Company and the Investor may mutually agree upon orally or in writing (which time and place are designated as the “Closing”).  At the Closing, the Company shall cause its transfer agent to deliver to the Investor, via electronic book-entry or in the form of a stock certificate, the Stock the Investor is purchasing hereunder against payment of the purchase price therefor by wire transfer of immediately available funds to the following account:

Silicon Valley Bank

3003 Tasman Drive

Santa Clara, California  95054

Account Name: Optimer Pharmaceuticals, Inc.

Account No.:                        3300146459

ABA/Routing No.: 121140399

SWIFT Code: SVBKUS6S

2.                                      Representations and Warranties of the Company.  The Company hereby represents and warrants to the Investor that:

2.1                               The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on such Form (Registration File No. 333-149935), which became effective as of April 7, 2008 for the registration under the Securities Act of the Stock.  Such registration statement meets the requirements set forth in Rule 415(a)(1)(x) under the Securities Act and complies with said Rule. The Company will file with the Commission pursuant to Rule 424(b) under the Securities Act, and the rules and regulations (the “Rules and Regulations”) of the Commission promulgated thereunder, a supplement to the Base Prospectus (as defined below) relating to the offer to sell and proposed sale of the Stock and the plan of distribution thereof.  Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the “Registration Statement”; the prospectus filed with the Commission on April 7, 2008 and related to the Registration Statement is hereinafter called the “Base Prospectus”; and the supplemented form of prospectus, in the form in which it will be filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as so supplemented) is hereinafter called the “Prospectus Supplement.”  Any reference herein to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”) pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on or before the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be; and any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Base Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus or the Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference.  All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “set forth” or “stated” in the Registration Statement, the Base Prospectus or the Prospectus Supplement (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus or the Prospectus Supplement, as the case may be.  No stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or the Prospectus Supplement has been issued, and no proceeding for any such purpose is pending or has been initiated or, to the Company’s knowledge, is threatened by the Commission.

2.2                               The Registration Statement (and any further documents to be filed with the Commission) contains all exhibits and schedules as required by the Securities Act.  Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations and did not and, as amended or supplemented, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.  The Base Prospectus and the Prospectus Supplement, each as of its respective date, comply in all material respects with the Securities Act and the Exchange Act and the applicable Rules and Regulations.  Each of the Base Prospectus and the Prospectus Supplement, as amended or supplemented, did not and will not contain as of the date thereof any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations and none of such

Incorporated Documents, when they were filed with the Commission, contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Base Prospectus or Prospectus Supplement, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act and the applicable Rules and Regulations, as applicable and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.  Notwithstanding the foregoing, the Company makes no representations or warranties as to information, if any, contained in or omitted from the Prospectus Supplement or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Investor specifically for use in the Registration Statement or the Prospectus Supplement, which information the parties hereto agree is limited to the Investor’s Information as defined in Section 4.1.  No post-effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission.  There are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that have not been filed as required pursuant to the Securities Act or will not be filed within the requisite time period.  There are no contracts or other documents required to be described in the Base Prospectus or Prospectus Supplement, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

2.3                               The Company has delivered, or will as promptly as practicable deliver, to the Investor complete conformed copies of the Registration Statement and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Base Prospectus and the Prospectus Supplement, as amended or supplemented, in such quantities and at such places as the Investor reasonably requests.  Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to the Closing, any offering material in connection with the offering and sale of the Stock other than the Base Prospectus, the Prospectus Supplement, the Registration Statement, copies of the documents incorporated by reference therein and any other materials permitted by the Securities Act.

3.                                      Representations and Warranties of the Investor.  The Investor hereby represents and warrants to the Company that:

3.1                               (i)                                     The Investor has full right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.2                               The Investor, in connection with its decision to purchase the Stock, relied only upon the Base Prospectus, the Prospectus Supplement, the Incorporated Documents, and any representations and warranties of the Company contained herein.

3.3                               The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Stock, or possession or distribution of offering materials in connection with the issue of the Stock in any jurisdiction outside the United States where action for that purpose is required.

3.4                               The Investor understands that nothing in this Agreement or any other materials presented to the Investor in connection with the purchase and sale of the Stock constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Stock.

4.                                      Miscellaneous.

4.1                               Investor’s Information.  The parties hereto acknowledge and agree that, for all purposes of this Agreement, “Investor’s Information” means solely the statements concerning the Investor contained under the heading “Plan of Distribution” in the Prospectus Supplement.

4.2                               Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

4.3                               Governing Law.  This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

4.4                               Counterparts; Facsimile.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures shall be as effective as original signatures.

4.5                               Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

4.6                               Notices.  Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by 10 days’ advance written notice to the other parties.

4.7                               Finder’s Fee.  Each party represents that it neither is nor will be obligated for any finders’ fee or commission in connection with this transaction.  The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible.  The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders’ fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

4.8                               Amendments and Waivers.  Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor.

4.9                               Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

4.10                        Entire Agreement.  This Agreement and the other documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenants except as specifically set forth herein or therein.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

OPTIMER PHARMACEUTICALS, INC.

By:	/s/ John D. Prunty

Name:	John D. Prunty

Title:	Chief Financial Officer

Address:	10110 Sorrento Valley Road
Suite C
San Diego, California 92121

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

INVESTOR	SHARES OF COMMON STOCK

Biotech Target N.V	300,000

By:	/s/ Pascal Schmucki
Name: Pascal Schmucki
Title: Authorized Signatory

By:	/s/ Roland Maier
Name: Roland Maier
Title: Authorized Signatory